                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                                (AMENDMENT NO. 1)

                Date of Report (Date of earliest event reported):
                       October 20, 1997 (August 7, 1997)


                               ENVOY CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Tennessee                                     0-25062                       62-1575729
----------------------------------------------         -----------------------        ------------------------
(State or other jurisdiction of incorporation)         (Commission File Number)           (I.R.S. Employer
                                                                                          Identification No.)

15 Century Boulevard, Suite 600, Nashville, TN                                               37214
-----------------------------------------------                                           -----------
  (Address of principal executive offices)                                                 (Zip Code)


       Registrant's telephone number, including area code: (615) 885-3700

                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         This Current Report on Form 8-K/A amends and supersedes, to the extent set forth herein, the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on August 22, 1997.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------------------------------------------------------------------------------


         (b) Pro Forma Financial Information (unaudited):

         The following unaudited pro forma financial information is contained on pages 4 to 9 of this report:

         Introduction to Unaudited Pro Forma Condensed Combined Financial Information;

         Pro Forma Condensed Combined Balance Sheet as of June 30, 1997;

         Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 1997;

         Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1996; and

         Notes to Unaudited Pro Forma Condensed Combined Financial Information.




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
             INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL INFORMATION

         The unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 1997 and for the year ended December 31, 1996 are set forth on the following pages. The unaudited pro forma financial information has been prepared utilizing the historical financial statements of ENVOY Corporation ("ENVOY") and Healthcare Data Interchange Corporation ("HDIC"). The pro forma financial information also has been prepared to reflect the historical financial data for certain acquisitions made by ENVOY since the beginning of 1996. These acquisitions include National Electronic Information Corporation ("NEIC"), Teleclaims, Inc. ("Teleclaims"), National Verification Systems, L.P. ("NVS"), EMC* Express, Inc. ("EMC"), Professional Office Systems, Inc. ("POSI"), and Diverse Software Solutions, Inc. ("DSS") (collectively, the "Acquired Businesses"). Accordingly, the pro forma financial information gives pro forma effect to the acquisitions of HDIC and the Acquired Businesses as if they had occurred as of June 30, 1997 for purposes of the balance sheet and as of January 1, 1996 for purposes of the statements of operations.

         All of the foregoing acquisitions have been accounted for under the purchase method of accounting and the pro forma financial information has been prepared on such basis of accounting utilizing estimates and assumptions as set forth below and in the notes thereto. The pro forma financial information is presented for informational purposes and is not necessarily indicative of the future financial position or results of operations of the combined companies, or of the financial position or the results of operations of the combined companies, that would have actually occurred had the acquisitions been consummated on such date or as of the periods described above. The purchase price allocations reflected in the pro forma financial information have been based on preliminary estimates of the respective fair value of assets and liabilities which may differ from the actual allocations, and are subject to revision based on further studies and valuations. Certain amounts in the historical financial statements of HDIC and the Acquired Businesses have been reclassified to conform to the financial presentation of ENVOY.

                                ENVOY CORPORATION
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  JUNE 30, 1997
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                     SUBTOTAL
                                                            HISTORICAL  HISTORICAL   PRO FORMA    PRO FORMA     PRO FORMA
ASSETS:                                                       ENVOY        HDIC      COMBINED    ADJUSTMENTS     COMBINED
                                                            ---------------------------------------------------------------
CURRENT ASSETS:
         CASH AND CASH EQUIVALENTS                            $ 36,410    $     11    $ 36,421  $ (36,412)(a)     $      9
         ACCOUNTS RECEIVABLE-NET                                21,896           -      21,896                      21,896
         INVENTORIES                                             2,257           -       2,257                       2,257
         DEFERRED INCOME TAXES                                   1,478           -       1,478                       1,478
         OTHER CURRENT ASSETS                                    1,830          75       1,905        (75)(b)        1,830
                                                            ---------------------------------------------------------------
                  TOTAL CURRENT ASSETS                          63,871          86      63,957    (36,487)          27,470

PURCHASED RESEARCH AND DEVELOPMENT                                   -                             35,000 (c)            -
                                                                                                  (35,000)(c)

PROPERTY AND EQUIPMENT, NET                                     16,342          82      16,424                      16,424

OTHER ASSETS                                                    52,810           -      52,810      2,050 (d)       68,922
                                                                                                   14,062 (e)
                                                            ---------------------------------------------------------------
TOTAL ASSETS                                                  $133,023    $    168    $133,191  $ (20,375)        $112,816
                                                            ===============================================================


LIABILITIES AND SHAREHOLDERS' EQUITY:

CURRENT LIABILITIES:
         ACCOUNTS PAYABLE                                     $    320                $    320                    $    320
         ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES         16,639    $ 31,549      48,188   $    993 (f)       20,831
                                                                                                  (31,549)(h)
                                                                                                    3,199 (g)
                                                            ---------------------------------------------------------------
                                                                16,959      31,549      48,508    (27,357)          21,151

LONG TERM DEBT, LESS CURRENT PORTION                               122           -         122                         122

OTHER LONG TERM LIABILITIES                                          -           -           -     10,601 (g)       10,601

DEFERRED INCOME TAXES                                              736           -         736                         736

SHAREHOLDERS' EQUITY:
         PREFERRED STOCK-NO PAR VALUE;
           AUTHORIZED, 12,000,000 SHARES;
           ISSUED, 3,730,233                                    40,100           -      40,100                      40,100
         COMMON STOCK-NO PAR VALUE; AUTHORIZED,
           48,000,000 SHARES; ISSUED, 16,493,161               112,359           -     112,359                     112,359
         ADDITIONAL PAID-IN CAPITAL                              7,155         222       7,377       (222)(i)        7,155
         ACCUMULATED DEFICIT                                   (44,408)    (31,603)    (76,011)    31,603 (i)      (79,408)
                                                                                                  (35,000)(c)
                                                            ---------------------------------------------------------------
                  TOTAL SHAREHOLDERS' EQUITY                   115,206     (31,381)     83,825     (3,619)          80,206
                                                            ---------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $ 133,023    $    168   $ 133,191  $ (20,375)       $ 112,816
                                                            ===============================================================


                See accompanying notes to unaudited pro forma
                  condensed combined financial information.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                           (UNAUDITED) (IN THOUSANDS)


                                                                                            Historical
                                          Historical      Historical      Subtotal     Financial Results of
                                             ENVOY           HDIC (j)    Pro Forma     Acquired Businesses (k)
                                          ----------      ----------     ---------     --------------------
Revenues                                   $ 52,508       $      -       $  52,508           $601

Operating costs and expenses:

  Cost of revenues                           25,798         12,563          38,361            335
  Selling, general and administrative        11,814            946          12,760            223
  Depreciation and amortization              12,183             27          12,210              -




  Merger and facility integration costs       3,000              -           3,000              -
                                           --------       --------       ---------           ----

Operating loss                                 (287)       (13,536)        (13,823)            43

Interest income/expense                        (449)           605             156              -
                                           --------       --------       ---------           ----

Loss from operations before tax                 162        (14,141)        (13,979)            43

Income tax provision (benefit)                2,560         (4,949)         (2,389)             -
                                           --------       --------       ---------           ----

Net income (loss)                          $ (2,398)      $ (9,192)      $ (11,590)          $ 43
                                           ========       ========       =========           ====

Loss per common share from operations      $  (0.12)
                                           ========

Weighted average shares outstanding          20,697
                                           ========


                                               Subtotal
                                              Pro Forma       Pro Forma       Pro Forma
                                              Combined        Adjustments     Combined
                                              ---------       -------------   ---------
Revenues                                     $  53,109       $ 5,051  (l)    $ 58,160

Operating costs and expenses:

  Cost of revenues                              38,696        (5,599) (m)      33,097
  Selling, general and administrative           12,983             -           12,983
  Depreciation and amortization                 12,210            44  (n)      13,366
                                                                 469  (p)
                                                                 168  (q)
                                                                 475  (r)

  Merger and facility integration costs          3,000             -            3,000
                                             ---------       -------         --------

Operating loss                                 (13,780)        9,494           (4,286)

Interest income/expense                            156           654  (v)         810
                                             ---------       -------         --------

Loss from operations before tax                (13,936)        8,840           (5,096)

Income tax provision (benefit)                  (2,389)        4,949  (x)         469
                                                              (2,091) (y)
                                             ---------       -------         --------
 Net income (loss)                           $ (11,547)      $ 5,982         $ (5,565)
                                             =========       =======         ========
 Loss per common share from operations                                       $  (0.27)
                                                                             =========
 Weighted average shares outstanding                                           20,697
                                                                             =========



                  See accompanying notes to unaudited pro forma
                   condensed combined financial information.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                           (UNAUDITED) (IN THOUSANDS)



                                                                                      Historical
                                         Historical    Historical    Subtotal    Financial Results of
                                           ENVOY         HDIC(j)     Pro Forma   Acquired Businesses(k)
                                         ----------    ----------    ---------   ----------------------
Revenues                                   $76,584      $     -      $ 76,584          $ 15,698

Operating costs and expenses:
  Cost of revenues                          38,252       16,733        54,985             5,677
  Selling, general and administrative       18,950        1,252        20,202             7,406
  Depreciation and amortization             19,177           44        19,221               588




  Merger and facility integration costs     35,904            -        35,904             2,307
                                           -------      -------      --------          --------

Operating loss                             (35,699)     (18,029)      (53,728)             (280)

Interest income/expense                      1,624          613         2,237               (91)



                                           -------      -------      --------          --------

Loss from operations before tax            (37,323)     (18,642)      (55,965)             (189)

Income tax provision (benefit)               1,577       (6,525)       (4,948)              947


                                           -------      -------      --------          --------

Net income (loss)                         $(38,900)    $(12,117)    $ (51,017)         $ (1,136)
                                          ========     ========     =========          ========

Loss per common share from operations     $  (2.99)
                                          ========

Weighted average shares outstanding         13,019
                                          ========





                                                Subtotal
                                               Pro Forma          Pro Forma     Pro Forma
                                               Combined          Adjustments    Combined
                                               ---------        --------------  ---------
Revenues                                        $ 92,282          $ 9,708  (l)  $ 101,990

Operating costs and expenses:
  Cost of revenues                                60,662           (7,606) (m)     53,056
  Selling, general and administrative             27,608                           27,608
  Depreciation and amortization                   19,809            2,762  (n)     26,552
                                                                      (36) (o)
                                                                      937  (p)
                                                                    2,130  (q)
                                                                      950  (r)
  Merger and facility integration costs           38,211           (2,307) (s)     35,904
                                                --------          -------       ---------

Operating loss                                   (54,008)          12,878         (41,130)

Interest income/expense                            2,146               44  (t)      4,162
                                                                      665  (u)
                                                                    1,307  (v)
                                                --------          -------       ---------

Loss from operations before tax                  (56,154)          10,862         (45,292)

Income tax provision (benefit)                    (4,001)            (947) (w)      1,243
                                                                    6,525  (x)
                                                                     (334) (y)
                                                --------          -------       ---------

Net income (loss)                              $ (52,153)         $ 5,618       $ (46,535)
                                               =========          =======       =========

Loss per common share from operations                                           $   (3.50)
                                                                                =========

Weighted average shares outstanding                                   286  (z)     13,305
                                                                                =========


             See accompanying notes to unaudited pro forma condensed
                        combined financial information.

                 Notes to Unaudited Pro Forma Condensed Combined
                              Financial Information

         On August 7, 1997, ENVOY Corporation ("ENVOY") completed the acquisition of all of the outstanding capital stock of Healthcare Data Interchange Corporation ("HDIC"). HDIC was the electronic data interchange ("EDI") health care provider subsidiary of Aetna U.S. Healthcare Inc. ("AUSHC") and currently manages all healthcare EDI processing between AUSHC and its participating network physicians, dentists and hospitals. The purchase price for the shares of HDIC, which was approximately $36.4 million, was funded through the Company's available cash. In addition, ENVOY and AUSHC simultaneously entered into a long-term services agreement under which AUSHC agreed to use ENVOY as its single source clearinghouse and EDI network for all AUSHC health care EDI transactions.

         The acquisition of HDIC was accounted for under the purchase method of accounting, applying the provisions of APB Opinion No. 16 ("APB 16") and, as a result, ENVOY recorded the assets and liabilities of HDIC at its estimated fair value with the excess of the purchase price over this amount being recorded as goodwill. The allocation of the purchase price for purposes of the pro forma financial information has been estimated as follows (in thousands):

Cash                                      $     11
Property and equipment                          82
Liabilities assumed                        (14,793)
Identifiable intangibles                     2,050
Goodwill                                    14,062
Purchased research and development          35,000
                                          --------
                                          $ 36,412
                                          ========


The allocation is based on management's preliminary estimates. The actual allocations will be based upon further studies and valuations and may change during the allocation period, generally one year following the completion of the acquisition.

Pro Forma Balance Sheet Adjustments

(a) Records cash paid to AUSHC.
(b) Elimination of assets not acquired in the purchase.
(c) Records the one time write-off of acquired in process technology of $35,000,000 identified in the purchase price allocation. The actual amount of this charge will be based on further studies and valuations. The amount allocated to purchased research and development was charged to expense in the first statement of operations for the combined companies inasmuch as these amounts related to research and development that has not yet reached technological feasibility and for which there is no alternative future use.
(d) Records the preliminary estimate of identifiable intangible assets acquired.
(e) Records the preliminary estimate of goodwill.
(f) Records the estimated costs and expenses associated with the acquisition.
(g) Records the estimated present value of unfavorable contracts in the acquisition of HDIC totaling $13,800,000.
(h) Records elimination of HDIC intercompany payable not assumed in the acquisition.
(i) Records elimination of HDIC stockholders' equity.

    Pro Forma Statement of Operations Adjustments

(j) Records the historical financial data of HDIC for the six month period ended June 30, 1997 and for the year ended December 31, 1996.
(k) Records historical financial data of the Acquired Businesses for the following periods: NEIC - January 1, 1996 through March 6, 1996; Teleclaims
    - January 1, 1996 through February 28, 1996; NVS - January 1, 1996 through September 30,1996; EMC - January 1, 1996 through October 31,1996; POSI - January 1, 1996 through September 30, 1996; and DSS - January 1, 1997 through February 28, 1997 and for the year ended December 31, 1996. Each of the Acquired Businesses has been accounted for under the purchase method of accounting applying the provisions of APB 16.
(l) Records estimated incremental revenues of ENVOY for the period January 1, 1997 through June 30, 1997 and for the year ended December 31, 1996 based on contractual obligations related to the acquisition of HDIC.
(m) Elimination of rebates paid to ENVOY by HDIC for the period January 1, 1997 through June 30, 1997 and for the year ended December 31, 1996.
(n) Records the amortization of goodwill for the Acquired Businesses over periods of three to fifteen years, as applicable, on a straight line basis.
(o) Elimination of amortization of intangibles for the Acquired Businesses.
(p) Records the amortization of goodwill for HDIC over a fifteen year period on straight line basis.
(q) Records the amortization of acquired identifiable intangible assets over periods of two to nine years, as applicable, for the Acquired Businesses.
(r) Records the amortization of acquired identifiable intangible assets for HDIC over periods of two to three years.
(s) Eliminates nonrecurring charges resulting directly from the acquisition of the Acquired Businesses of $2,307,000 which are included in the Historical Financial Results of the Acquired Businesses. The charges are excluded from the accompanying Pro Forma Statements of Operations as it is a nonrecurring item consistent with Rule 11-02 of Regulation S-X.
(t) Records the amortization of deferred loan costs incurred in connection with the acquisition of the Acquired Businesses over the life of the related debt (5 years).
(u) Records interest expense of debt incurred in connection with the Acquired Businesses at an average interest rate of approximately 9% for the period January 1 through March 6, 1996.
(v) Records the estimated interest expense on unfavorable contracts assumed as part of the HDIC acquisition for the six months ended June 30, 1997 and for the year ended December 31, 1996.
(w) Elimination of the historical income tax provision for the Acquired Businesses.
(x) Elimination of the historical income tax provision for HDIC.
(y) Records the tax provision for the pro forma adjustments, the Acquired Businesses and HDIC.
(z) Adjustment to reflect the issuance of 73,242 common shares in the Teleclaims acquisition and 333,333 common shares in the NEIC merger, of ENVOY Common Stock had the acquisition and merger taken place January 1, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENVOY CORPORATION

Date: October 20, 1997                By: /s/ Kevin M. McNamara
                                         --------------------------------------
                                      Kevin M. McNamara
                                      Senior Vice President and Chief Financial
                                      Officer




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